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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         -------------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF
                 A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                -------------------------------------------
            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
              A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                  ----------------------------------------

                          THE CHASE MANHATTAN BANK
            (Exact name of trustee as specified in its charter)


New York                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

270 Park Avenue
New York, New York                                                10017
(Address of principal executive offices)                     (Zip Code)

                             William H. McDavid
                              General Counsel
                              270 Park Avenue
                          New York, New York 10017
                            Tel: (212) 270-2611
         (Name, address and telephone number of agent for service)
               ---------------------------------------------
               CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
            (Exact name of obligor as specified in its charter)
New York                                                     13-5009340
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)

4 Irving Place
New York, New York                                                10003
 (Address of principal executive offices)                    (Zip Code)

                              Debt Securities
                     (Title of the indenture securities)









                                  GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York
         12110.

         Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.  Affiliations with the Obligor.

      If  the  obligor  is an  affiliate  of the  trustee,  describe  each such affiliation.

      None.















                                   - 2 -


Item 16.    List of Exhibits

        List  below  all  exhibits   filed  as  a  part  of  this  Statement  of
Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3.  None,   authorization  to  exercise  corporate  trust  powers  being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939 (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 3rd day of November,1999.

                            THE CHASE MANHATTAN BANK

                                 By  ________________________
                                     William G. Keenan
                                       Trust Officer

                                   - 3 -




Item 16.    List of Exhibits

        List  below  all  exhibits   filed  as  a  part  of  this  Statement  of
Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3.  None,   authorization  to  exercise  corporate  trust  powers  being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act 1939 (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 3rd day of November, 1999.

                            THE CHASE MANHATTAN BANK

                                      By _/s/William G. Keenan___
                                           William G. Keenan
                                           Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 1999, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                 Dollar Amounts
               ASSETS                             in Millions


Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ..........................................$  15,364
   Interest-bearing balances .................................     3,811
Securities:
 ............................................................................
Held to maturity
securities...................................................      1,084
Available for sale
securities.................................................        49,894
Federal funds sold and securities purchased under
   agreements to resell .........................................  27,638
Loans and lease financing receivables:
   Loans and leases, net of unearned income    $131,839
   Less: Allowance for loan and lease losses      2,642
   Less: Allocated transfer risk reserve .........   0
                                            --------------
   Loans and leases, net of unearned income,
   allowance, and reserve .........................................129,197
Trading Assets
 ................................................................... 45,483
Premises and fixed assets (including capitalized
leases)............................................................. 3,124
Other real estate owned
 .......................................................                242
Investments in unconsolidated subsidiaries and
   associated companies............................................... 171
Customers' liability to this bank on acceptances
   outstanding
 ....................................................................   974
Intangible assets
 ...................................................................  2,017
Other assets
 ................................................................... 12,477
TOTAL ASSETS
 ................................................................. $291,476
                                                                  =========

                                   LIABILITIES

Deposits
   In domestic offices ....................................... $102,273
   Noninterest-bearing .....................................    $39,135
   Interest-bearing ......................................... .  63,138
   In foreign offices, Edge and Agreement,
   subsidiaries and IBF's
 ................................................................ 74,586
   Noninterest-bearing ........................................ $ 4,221
   Interest-bearing ...........................................  70,365

Federal funds purchased and securities sold under agree-
ments to repurchase
 ...............................................................  41,039
Demand notes issued to the U.S. Treasury ........................ 1,000
Trading liabilities
 ..............................................................   32,929

Other borrowed money  (includes  mortgage  indebtedness  and  obligations  under capitalized leases):
   With a remaining maturity of one year or less ...........      4,353
   With a remaining maturity of more than one year .
          through three
years..........................................................      14
       With a remaining maturity of more than three years.....       92
Bank's liability on acceptances executed and outstanding            974
Subordinated notes and debentures ............................... 5,427
Other liabilities
 ..................................................................9,684

TOTAL LIABILITIES
 .........................................................       272,371
                                                                -------

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                          0
Common stock
 .................................................................. 1,211
Surplus  (exclude all surplus related to preferred stock)...      11,016
Undivided profits and capital reserves ........................... 7,040
Net unrealized holding gains (losses)
on available-for-sale securities
 .........................................................          (179)
Accumulated net gains (losses) on cash flow hedges.........            0
Cumulative foreign currency translation adjustments.........          17
TOTAL EQUITY CAPITAL ...........................................  19,105
                                                                  ------
TOTAL LIABILITIES AND EQUITY CAPITAL ...........................$291,476
                                                              ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                        JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                        WALTER V. SHIPLEY               )
                        THOMAS G. LABRECQUE )DIRECTORS
                        WILLIAM B. HARRISON, JR.)
                                       -5-